UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2012 (March 7, 2012)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
( Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On March 8, 2012, General Dynamics Corporation issued a press release announcing that on March 7, 2012, the board of directors elected Phebe N. Novakovic as president and chief operating officer of the company, effective May 2, 2012. Ms. Novakovic, age 54, has served as executive vice president of Marine Systems since May 2010. Ms. Novakovic also served as senior vice president of planning and development from July 2005 to May 2010, and vice president of strategic planning from October 2002 to July 2005.

A copy of a press release issued by the company is attached as Exhibit 99.1 to this Form 8-K and incorporated herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	General Dynamics press release dated March 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Kimberly A. Kuryea
Kimberly A. Kuryea Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: March 8, 2012